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                                                                    EXHIBIT 10.2


                           THE FLORSHEIM SHOE COMPANY
                     CHARLES J. CAMPBELL STOCK OPTION PLAN
                            (As Amended and Restated
                        Effective as of March 15, 1996)


1.        Objectives of the Plan.

          The Florsheim Shoe Company Charles J. Campbell Stock Option Plan (the "Plan") of The Florsheim Shoe Company (the "Corporation") is intended to encourage and provide opportunities for ownership of the Corporation's Common Stock by the Chairman of the Board of Directors of the Corporation (the "Board"), Charles J. Campbell ("Campbell"). The Plan is also intended to provide incentives for Campbell to put forth maximum efforts for the successful operation of the Corporation and its subsidiaries. By extending to Campbell the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its stockholders by providing Campbell with added incentives to increase the value of the Corporation's stock.

2. Stock Subject to the Plan.

          There are reserved for issue under the Plan 250,000 shares of the Common Stock, without nominal or par value, of the Corporation (the "Shares") and the maximum number of shares that may be issued to Campbell hereunder is 250,000 Shares. Such Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Corporation.

3.        Administration.

          Subject to the express provisions of the Plan, the Plan shall be administered by the Executive Compensation and Stock Option Committee of the Board (the "Committee"). This Plan and the grant of the Options, as defined in
Section 5 below, hereunder shall be subject to approval by the Committee. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to make factual determinations, to prescribe, amend and rescind rules and regulations regarding it, and to take whatever action is necessary to carry out the purposes of the Plan. The Committee's determinations on matters referred to in this Section 3 shall be conclusive.

4.        The Committee.

          The Committee shall consist of three or more members of the Board. The Committee shall be appointed by the Board, which may from time to time designate the number to serve on the

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Committee, appoint members of the Committee in substitution for members previously appointed and fill vacancies, however caused, in the Committee. No member of the Board while a member of the Committee shall be eligible to receive any discretionary grants or awards under the Plan or any similar plans of the Corporation. The Committee shall elect one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of the members shall constitute a quorum. Any determination reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5.        Stock Options.

          (a) Grant of Option and Option Price. Subject to stockholder approval of this Plan at or before the 1996 annual meeting of stockholders, the Company hereby grants to Campbell on September 7, 1995 (the "Grant Date") three separate tranches of nonqualified stock options, listed below (the "Options"), to purchase in the aggregate 250,000 shares of the Corporation's Common Stock. The following table sets forth the number of Shares subject to the Options and the option price of Shares purchasable under the three tranches:



                        Number of Shares           Option price per share
 Tranche              Subject to the Option            of the Shares
- ----------            ---------------------        ----------------------
Tranche A              83,333                         $5.00
Tranche B              83,333                         $7.50
Tranche C              83,334                         $10.00

All such Options shall be subject to the additional terms and conditions set forth below.

          (b) Option Period. The term of the Options is fixed at ten years from the Grant Date. After such term the Options shall not be exercisable.

          (c) Exercisability. Twenty percent (20%) of each tranche of the Options shall become exercisable on the first five anniversaries of the Grant Date with all of the Options being exercisable on September 7, 2000; provided, however, that except as provided in Subsections (f), (g) and (h) of this Section 5, no Options may be exercised at any time unless Campbell is then a regular employee of the Corporation or a subsidiary and has continuously remained an employee at all times since the date of granting of the Options. The proceeds of sale of Shares subject to Options are to be added to the general funds of the Corporation.

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          (d) Method of Exercise.  Options which are exercisable may be exercised in whole or in part at any time during the option period, by completing and delivering to the Corporation an option exercise form provided by the Corporation specifying the number of Shares to be purchased. Such form shall be accompanied by payment in full of the purchase price in (i) cash, (ii) with the approval of the Committee, by delivering shares of Common Stock of the Corporation owned by Campbell including Common Stock of the Corporation acquired in connection with the exercise of particular Options and having a fair market value on the date of exercise equal to the option price or (iii) through any combination of (i) or (ii). No shares shall be issued until full payment therefor has been made.

          (e) Nontransferability of Options. None of the Options shall be transferable by Campbell otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during Campbell's lifetime, only by Campbell.

          (f) Termination by Reason of Death. If Campbell's employment by the Corporation or any subsidiary terminates by reason of death, as to those Shares with respect to which the Options had become exercisable (under the provisions of the particular option) on the date of death, the Options may thereafter be exercised by the legal representative of the estate or by the legatee of Campbell under his will, during a period of six months from the date of such death or until the expiration of the stated period of the Option, whichever period is shorter.

          (g) Termination by Reason of Retirement or Permanent Disability. If Campbell's employment by the Corporation or any subsidiary terminates by reason of retirement or permanent disability, as to those Shares with respect to which the Options had become exercisable on the date of termination of employment, the Options held by Campbell may thereafter be exercised during a period of three months from the date of such termination of employment or the expiration of the stated period of the Options, whichever period is shorter; provided, however, that if Campbell dies within such three-month period, any unexercised Options held by Campbell shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of six months from the date of such death or for the stated period of the Options, whichever period is shorter.

          (h) Other Termination. If Campbell's employment terminates for any reason other than death, permanent disability, or retirement, as to those Shares with respect to which the Options had become exercisable on the date of termination of employment, any Options held by Campbell may thereafter be exercised during a period of one month from the date of such termination of employment or the expiration of the stated period of the Options, whichever period is shorter; provided, however, that if Campbell dies within such one-month period, any unexercised Options held by Campbell shall thereafter be

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exercisable, to the extent to which they were exercisable at the time of death, for a period of six months from the date of such death or for the stated period of the Options, whichever period is shorter.

6.        Adjustment Upon Changes in Capitalization, Etc.

          The aggregate number and class of Shares reserved and available for grant to Campbell under the Plan, the number and class of Shares subject to the Options granted pursuant to the Plan and the option price per Share payable under each tranche of Options shall be appropriately and equitably adjusted in the event of: any reclassification or increase or decrease in the number of the issued Shares of the Corporation by reason of a split-up or consolidation of Shares; the payment of a stock dividend; a recapitalization; a combination or exchange of Shares; a spin-off; or any like capital adjustment.

          Subject to the next paragraph, if the Corporation shall be reorganized or shall be merged with or into or consolidated with any other corporation, or shall sell all or substantially all of its assets or effect a complete liquidation, the Options, if any, then outstanding under the Plan, shall thereafter apply to such number and kind of securities, cash or other property, as would have been issuable by reason of such reorganization, merger, consolidation, sale or liquidation, to a holder of the number of Shares which were subject to the option, if any, immediately prior to such transaction.

          In the event of a proposed transaction of the type set forth in the preceding paragraph, the Committee may determine that the Options then outstanding under the Plan, shall terminate as of a date to be fixed by the Committee and approved by the Board upon not less than thirty days' written notice to Campbell and may further determine when and to the extent that any option granted hereunder shall accelerate and become exercisable; provided, however, that in no event shall the Committee have the right to make any determination provided for in this paragraph, if doing so would make any transaction ineligible for pooling of interest accounting treatment under APB No. 16 or any successor provision that but for such determination would be eligible for such treatment.

          All adjustments under this Section 6 shall be made by the Committee, subject to the approval of the Board, which action shall be final and conclusive.

          Anything to the contrary notwithstanding, upon a Change of Control (as hereinafter defined) and subsequent termination of Campbell's employment by the Corporation or by Campbell as a result of a material breach by Corporation of the Employment Agreement between Campbell and Corporation, dated September 7, 1995, the Options granted prior to such Change of Control shall become immediately exercisable in full. As used herein, "Change of Control" shall mean any of the following events:

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          (a) The acquisition (other than (i) from the Corporation or (ii) by
Apollo (as hereinafter defined)) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act, excluding, for this purpose, the Corporation or its subsidiaries, or any employee benefit plan of the Corporation or its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of either the then outstanding Shares or the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors if the beneficial ownership of such person, entity or "group" exceeds the beneficial ownership of Shares and the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors held by any person or entity that acquired such Shares or securities having such voting power from the Corporation and by Apollo; or

          (b) Individuals who, as of the first anniversary of the Effective Date (as defined in Section 10), constitute the Board (as of such date, the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the first anniversary of the Effective Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be considered as though such person were a member of the Incumbent Board; or

          (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Corporation immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Corporation or the sale of all or substantially all of the assets of the Corporation, in each case, unless the transaction was approved by a majority of the directors then comprising the Incumbent Board.

          For purposes of the definition of "Change of Control", the term "Apollo" shall mean Apollo Advisors, L.P. and Lion Advisors, L.P. and any entity that controls, is controlled by or is under common control with Apollo Advisors, L.P. and Lion Advisors, L.P., including accounts under common management.

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7.        Amendments and Termination.

          The Board may amend the Plan, but no amendment shall be made which would impair the rights of Campbell under the Options without Campbell's consent, or which without the approval of the stockholders would, except as is provided in Section 6, increase the total number of Shares reserved for the purpose of the Plan or extend the maximum option period under Section 5(b).

          The Committee may amend the terms of the Options granted hereunder, but no such amendment shall impair the rights of Campbell without his consent, unless necessary to comply with applicable law. The Committee may also substitute new options for previously granted options, including substitution for previously granted options having higher option prices.

8.        General Provisions.

          (a) In connection with the purchase of Shares pursuant to the Options granted hereunder, the Committee may require Campbell to represent to and agree with the Corporation in writing that he is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (c) The Plan, the exercise of Options and the obligations of the Corporation to issue or transfer shares of the Common Stock of the Corporation under Options shall be subject to all applicable laws and to approvals by an governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is the intent of the Corporation that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Option if it is contrary to law or modify Options to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Campbell. The Committee may, in its sole discretion, agree to limit its authority under this Section.

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          (d) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (e) No fractional shares of Common Stock of the Corporation shall be issued or delivered pursuant to the Plan or any Options. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (f) Campbell shall have no rights as a stockholder with respect to the Shares until the Shares are issued or transferred to Campbell on the stock transfer records of the Corporation.

          (g) The validity, construction, interpretation and effect of the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware

9.        Taxes.

          Following exercise of Options, Campbell shall, no later than the date as of which an amount related to the option exercise first becomes includable in the gross income of Campbell for federal, state or local tax purposes, pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount and the Corporation and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Campbell.

10.       Effective Date of Plan.

          The Plan shall be effective on September 7, 1995, the date it was adopted by the Committee and the Board (the "Effective Date"). The Plan, as amended and restated, shall be effective as of March 15, 1996.


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